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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 24, 2003

                            LYONDELL CHEMICAL COMPANY
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        1-10145                                           95-4160558
(Commission File Number)                    (I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas              77010
   (Address of principal executive offices)                (Zip Code)

                                 (713) 652-7200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

         99.1     Press release dated April 24, 2003.

Item 9. Regulation FD Disclosure.

On April 24, 2003, Lyondell Chemical Company (the "Company") issued a press release announcing its results for the first quarter of 2003, which is furnished herewith as Exhibit 99.1.

The Company will host a conference call on April 24, 2003 at 11:30 a.m. Eastern Time to discuss its results. The call will be broadcast live on the Company's web site at www.lyondell.com/earnings. A replay of the call will be available on the Company's web site at www.lyondell.com/earnings at 1:30 p.m. Eastern Time on April 24, 2003. Reconciliations of non-GAAP financial measures to GAAP financial measures and any other applicable disclosures, including the earnings release, will be available at 11:30 a.m. Eastern Time on April 24, 2003 at www.lyondell.com/earnings.

Lyondell is furnishing this disclosure under Items 9 and 12 of Form 8-K.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LYONDELL CHEMICAL COMPANY



                                      By:      /s/ Kerry A. Galvin
                                          -----------------------------------
                                      Name:    Kerry A. Galvin
                                      Title:   Senior Vice President, General
                                               Counsel & Secretary

Date:  April 24, 2003

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                                INDEX TO EXHIBITS

Exhibit
Number            Description
-------           -----------
99.1              Press release dated April 24, 2003.